UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 1, 2009
NEENAH ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-52681 (Commission File Number)	25-1618281 (IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
NEENAH FOUNDRY COMPANY
(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	333-28751 (Commission File Number)	39-1580331 (IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On July 1, 2009, Neenah Foundry Company (the “Company”) entered into an agreement (the “Deferral Agreement”) with Tontine Capital Partners, L.P. (“Tontine”), the sole holder of its 12 1/2% Senior Subordinated Notes Due 2013 (the “12 1/2% Notes”), to allow the Company to defer the entire semi-annual interest payment due on July 1, 2009 in respect of the 12 1/2% Notes until on or before the maturity date of the 12 1/2% Notes. The amount of the interest payment due on July 1, 2009 that the Company has deferred pursuant to the Deferral Agreement is approximately $4.7 million, which does not include the amount previously deferred in connection with the interest payment due January 1, 2009. The Deferral Agreement does not affect any interest payment other than the interest payment due on July 1, 2009, and the Company must pay interest on the entire amount of deferred interest at the rate of 12 1/2% per annum.
     A copy of the Deferral Agreement is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item. 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure
     A copy of the press release announcing entry into the Deferral Agreement is attached hereto as Exhibit 99.1 and is furnished in its entirety pursuant to this Item 7.01.
     The information contained in, or incorporated by reference into this Item 7.01, including the press release attached hereto as Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description
10.1	Letter Agreement, dated July 1, 2009, between Tontine Capital Partners, L.P. and Neenah Foundry Company

99.1	Press Release, dated July 2, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NEENAH ENTERPRISES, INC.
Date: July 2, 2009	/s/ Robert E. Ostendorf, Jr.
	Name:	Robert E. Ostendorf, Jr.
	Title:	President and Chief Executive Officer

NEENAH FOUNDRY COMPANY
Date: July 2, 2009	/s/ Robert E. Ostendorf, Jr.
	Name:	Robert E. Ostendorf, Jr.
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Letter Agreement, dated July 1, 2009, between Tontine Capital Partners, L.P. and Neenah Foundry Company

99.1	Press Release, dated July 2, 2009

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